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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): March 7, 2001

                         COPPER MOUNTAIN NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



           DELAWARE                    000-25865                 33-0702004
------------------------------   --------------------        -------------------
  (State or jurisdiction of           (Commission              (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

                             1850 EMBARCADERO ROAD
                          PALO ALTO, CALIFORNIA  94303
                    (Address of principal executive offices)
      Registrant's telephone number, including area code:  (650) 687-3300


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ITEM 5.  Other Events.

     On March 7, 2001, the Company issued a press release announcing a restructuring plan intended to reduce its overall cost structure and improve operating efficiencies. A copy of such press release is attached hereto as
Exhibit 99.1 and the contents of such exhibit are incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release issued on March 7, 2001 by Copper Mountain Networks, Inc.


                                      1.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: March 7, 2001                        Copper Mountain Networks, Inc.

                                           /s/ John A. Creelman
                                           ------------------------------------
                                           John A. Creelman
                                           Vice President of Finance, Chief
                                           Financial Officer and Secretary



                                      2.
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                               INDEX TO EXHIBITS

99.1    Press Release issued on March 7, 2001 by Copper Mountain Networks, Inc.


                                      3.